UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 15, 2006

                            Sovran Self Storage, Inc.
  ----------------------------------------------------------------------------
                Exact Name of Registrant as Specified in Charter)

        Maryland                      1-13820                   16-1194043
(State or Other Jurisdiction        (Commission               (IRS Employer
        of Incorporation)           File Number)            Identification No.)

         6467 Main Street
         Buffalo, N.Y.                                            14221
(Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code (716) 633-1850

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 15, 2006, Sovran Self Storage, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended December 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to this Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, unless expressly set forth by specific reference in such document.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press Release dated February 15, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SOVRAN SELF STORAGE, INC.
                                                  (Registrant)

Date:     February 15, 2006             By:      /s/ David L. Rogers
                                                 -------------------------------
                                                 David L. Rogers,
                                                 Chief Financial Officer

                                  Exhibit Index

Exhibit No.                     Description
-----------                     -----------

Exhibit 99.1                    Press Release dated February 15, 2006